UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

WESTERN ASSET

CORPORATE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	Western Asset Corporate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, securities that we determined to be of comparable credit quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed income securities of foreign issuers. The Fund may invest in securities of any maturity or duration.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers for which the Fund has not implemented a currency hedge.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policies. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended December 31, 2022. The market’s decline was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 in attempt to rein in inflation. Over the next nine months, the central bank hiked rates an additional six times, bringing the federal funds rate to a range between

Western Asset Corporate Bond Fund 2022 Annual Report	1

Fund overview (cont’d)

4.25% and 4.50% — the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.73% (the low for the reporting period) and ended the period at 4.41%. The peak of 4.72% took place on November 7, 2022. The yield for the ten-year Treasury note began the reporting period at 1.52% (the low for the reporting period) and ended the period at 3.88%. The peak of 4.25% took place on October 24, 2022.

All told, the overall credit market, as represented by the Bloomberg U.S. Credit Indexi (the “Index”), returned -15.26% during the twelve months reporting period ended December 31, 2022. The sharp increase in Treasury yields and periods of investor risk aversion weighed down the credit market. Over the same period, the overall bond market, as measured by the Bloomberg U.S. Aggregate Indexii, returned -13.01%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically managed the Fund’s duration, starting the period roughly one-half year shorter than that of the Index. We then increased duration and moved to a long position as rates moved higher. Elsewhere, we increased the Fund’s exposures to banking and insurance bonds. Conversely, we reduced the Fund’s allocations to communications, consumer non-cyclical1 and technology bonds.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curve positioning, detracted from performance. Credit default swaps (“CDS”) and investment-grade index swaps (CDX), which were used for hedging purposes, also detracted from performance. Currency forwards, which were used to help manage the Fund’s currency exposures, contributed to performance.

Performance review

For the twelve months ended December 31, 2022, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned -16.86%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned -15.26% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Averageiii returned -15.75% over the same time frame.

[1]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

2	Western Asset Corporate Bond Fund 2022 Annual Report

Performance Snapshot as of December 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	-1.54%	-16.86%
Class C	-1.86%	-17.42%
Class C1[1]	-1.76%	-17.21%
Class I	-1.36%	-16.57%
Class P	-1.63%	-16.98%
Bloomberg U.S. Credit Index	-1.68%	-15.26%
Lipper Corporate Debt Funds BBB-Rated Category Average	-2.13%	-15.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2022 for Class A, Class C, Class C1, Class I and Class P shares were 5.19%, 4.69%, 5.42%, 5.69% and 5.21%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 5.63%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 0.88%, 1.57%, 1.62%, 0.60% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Corporate Bond Fund 2022 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.40% for Class C1 shares, 0.55% for Class I shares and 1.20% for Class P shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class C1 and Class I shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Among the largest contributors to the Fund’s relative performance during the reporting period were its overweight to the energy sector and underweight to real estate investment trusts. In terms of issue selection, the Fund’s basic industry holdings, led by an underweight to Dow Chemical, along with positions in consumer cyclicals2, driven by an overweight in Las Vegas Sands, were the most additive for performance. Elsewhere, a tactical overweight to high quality, AAA-rated Treasury securities, was rewarded. Finally, tactical duration positioning was beneficial for performance.

Q. What were the leading detractors from performance?

A. Among the largest detractors from the Fund’s relative performance during the reporting period were its overweight to banking and underweight to consumer non-cyclicals. Looking at issue selection, within banking, the Fund’s overweights to Credit Suisse and Bank of America were headwinds for returns. Within energy, overweights to Enterprise Products and Devon Energy were the largest detractors. Among the Fund’s finance holdings, an overweight to AerCap negatively impacted performance. Finally, an overweight to lower quality corporate bonds detracted from returns.

[2]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

4	Western Asset Corporate Bond Fund 2022 Annual Report

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 23, 2023

RISKS: The Fund is subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 52 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: financials (30.1%), energy (14.0%), industrials (10.0%), consumer discretionary (9.1%) and communication services (7.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Corporate Bond Fund 2022 Annual Report	5

Fund overview (cont’d)

[i]	The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 278 funds for the six-month period and among the 270 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Corporate Bond Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2022 and December 31, 2021, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Corporate Bond Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	-1.54%	$1,000.00	$984.60	0.89%	$4.45	Class A	5.00%	$1,000.00	$1,020.72	0.89%	$4.53
Class C	-1.86	1,000.00	981.40	1.56	7.79	Class C	5.00	1,000.00	1,017.34	1.56	7.93
Class C1	-1.76	1,000.00	982.40	1.40	7.00	Class C1	5.00	1,000.00	1,018.15	1.40	7.12
Class I	-1.36	1,000.00	986.40	0.55	2.75	Class I	5.00	1,000.00	1,022.43	0.55	2.80
Class P	-1.63	1,000.00	983.70	1.07	5.35	Class P	5.00	1,000.00	1,019.81	1.07	5.45

8	Western Asset Corporate Bond Fund 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Corporate Bond Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class I	Class P
Twelve Months Ended 12/31/22	-16.86%	-17.42%	-17.21%	-16.57%	-16.98%
Five Years Ended 12/31/22	0.16	-0.51	-0.27	0.49	-0.01
Ten Years Ended 12/31/22	2.29	1.59	1.83	2.62	2.12

With sales charges[2]	Class A	Class C	Class C1	Class I	Class P
Twelve Months Ended 12/31/22	-20.38%	-18.22%	-18.01%	-16.57%	-16.98%
Five Years Ended 12/31/22	-0.71	-0.51	-0.27	0.49	-0.01
Ten Years Ended 12/31/22	1.84	1.59	1.83	2.62	2.12

Cumulative total returns
Without sales charges[1]
Class A (12/31/12 through 12/31/22)	25.42%
Class C (12/31/12 through 12/31/22)	17.04
Class C1 (12/31/12 through 12/31/22)	19.85
Class I (12/31/12 through 12/31/22)	29.47
Class P (12/31/12 through 12/31/22)	23.32

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022). Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Western Asset Corporate Bond Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Bloomberg U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2012, assuming the deduction of the maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index and the Lipper Corporate Debt Funds BBB-Rated Category Average. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Corporate Bond Fund 2022 Annual Report	11

Schedule of investments

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 90.9%
Communication Services — 7.2%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Senior Notes	4.250%	3/1/27	440,000	$428,804
AT&T Inc., Senior Notes	6.950%	1/15/28	3,460,000	3,603,604
AT&T Inc., Senior Notes	4.300%	2/15/30	510,000	481,421
AT&T Inc., Senior Notes	4.500%	5/15/35	1,820,000	1,660,842
AT&T Inc., Senior Notes	6.375%	3/1/41	1,063,000	1,111,744
AT&T Inc., Senior Notes	4.800%	6/15/44	208,000	180,739
AT&T Inc., Senior Notes	4.500%	3/9/48	690,000	565,043	(a)
AT&T Inc., Senior Notes	3.300%	2/1/52	120,000	80,349
AT&T Inc., Senior Notes	3.500%	9/15/53	5,026,000	3,414,841
AT&T Inc., Senior Notes	3.550%	9/15/55	1,693,000	1,137,256
AT&T Inc., Senior Notes	3.800%	12/1/57	1,680,000	1,166,878
AT&T Inc., Senior Notes	3.650%	9/15/59	133,000	89,635
AT&T Inc., Senior Notes	3.500%	2/1/61	2,460,000	1,622,542
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	255,000	306,105
Corning Inc., Senior Notes	3.900%	11/15/49	150,000	109,927
Deutsche Telekom International Finance BV, Senior Notes	8.750%	6/15/30	310,000	366,430
NTT Finance Corp., Senior Notes	2.065%	4/3/31	580,000	465,672	(a)
Telefonica Emisiones SA, Senior Notes	4.665%	3/6/38	230,000	182,465
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	500,000	403,579
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	905,000	871,956
Verizon Communications Inc., Senior Notes	1.500%	9/18/30	2,110,000	1,645,229
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	1,010,000	833,076
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	3,360,000	3,003,108
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	290,000	196,815
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	1,850,000	1,398,338
Verizon Communications Inc., Senior Notes	2.850%	9/3/41	1,100,000	761,214
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	230,000	251,048
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	190,000	151,824
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	470,000	370,015
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	360,000	227,252
Verizon Communications Inc., Senior Notes	2.987%	10/30/56	440,000	270,392
Total Diversified Telecommunication Services				27,358,143
Entertainment — 0.8%
Walt Disney Co., Senior Notes	6.200%	12/15/34	70,000	76,359
Walt Disney Co., Senior Notes	6.400%	12/15/35	69,000	75,764
Walt Disney Co., Senior Notes	6.650%	11/15/37	160,000	181,939

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Entertainment — continued
Walt Disney Co., Senior Notes	5.400%	10/1/43	690,000	$692,232
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	2,010,000	1,660,798	(a)
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	4,660,000	3,581,792	(a)
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	4,430,000	3,237,565	(a)
Total Entertainment				9,506,449
Interactive Media & Services — 0.2%
Alphabet Inc., Senior Notes	1.900%	8/15/40	410,000	273,679
Meta Platforms Inc., Senior Notes	3.850%	8/15/32	1,050,000	926,946
Meta Platforms Inc., Senior Notes	4.450%	8/15/52	900,000	719,858
Tencent Holdings Ltd., Senior Notes	3.840%	4/22/51	1,120,000	795,627	(a)
Total Interactive Media & Services				2,716,110
Media — 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,540,000	1,228,805
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	4,879,000	4,407,778
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	40,000	36,835
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	2.250%	1/15/29	2,200,000	1,774,768
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	1,840,000	1,579,629
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	6/1/41	1,670,000	1,093,624
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	1,280,000	824,364
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	3,240,000	2,462,871
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.850%	4/1/61	450,000	261,847
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.950%	6/30/62	1,190,000	706,250

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	3.400%	4/1/30	350,000	$319,983
Comcast Corp., Senior Notes	4.250%	10/15/30	900,000	863,334
Comcast Corp., Senior Notes	7.050%	3/15/33	880,000	1,016,659
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	92,667
Comcast Corp., Senior Notes	6.500%	11/15/35	205,000	228,886
Comcast Corp., Senior Notes	3.750%	4/1/40	2,310,000	1,914,699
Comcast Corp., Senior Notes	3.969%	11/1/47	200,000	160,745
Comcast Corp., Senior Notes	2.887%	11/1/51	2,447,000	1,582,618
Comcast Corp., Senior Notes	2.937%	11/1/56	2,113,000	1,316,377
Comcast Corp., Senior Notes	4.950%	10/15/58	590,000	537,471
DISH DBS Corp., Senior Notes	5.000%	3/15/23	5,670,000	5,655,456
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	1,170,000	936,000	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	880,000	804,180
NBCUniversal Media LLC, Senior Notes	4.450%	1/15/43	62,000	54,797
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	196,839
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	3/15/23	800,000	805,062
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	1,438,000	1,602,169
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	610,000	582,958
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,030,000	1,025,649
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	2,380,000	2,262,967
Total Media				36,336,287
Wireless Telecommunication Services — 1.1%
Sprint LLC, Senior Notes	7.125%	6/15/24	5,217,000	5,330,418
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	310,000	262,843
T-Mobile USA Inc., Senior Notes	2.400%	3/15/29	800,000	676,723
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	1,460,000	1,196,242
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	430,000	355,902
T-Mobile USA Inc., Senior Notes	2.250%	11/15/31	760,000	599,754
T-Mobile USA Inc., Senior Notes	2.700%	3/15/32	3,840,000	3,112,706
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	150,000	128,627
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	1,500,000	1,064,119
T-Mobile USA Inc., Senior Notes	3.300%	2/15/51	1,000,000	671,736
Vodafone Group PLC, Senior Notes	6.150%	2/27/37	370,000	376,326
Total Wireless Telecommunication Services				13,775,396
Total Communication Services				89,692,385

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 9.1%
Auto Components — 0.7%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	8,950,000	$8,474,169	(a)
Automobiles — 2.7%
Ford Motor Co., Senior Notes	3.250%	2/12/32	540,000	405,930
Ford Motor Co., Senior Notes	4.750%	1/15/43	420,000	302,420
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	3,380,000	3,225,348
Ford Motor Credit Co. LLC, Senior Notes	2.300%	2/10/25	5,127,000	4,689,052
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	1,150,000	1,000,097
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	3,010,000	2,813,658
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	420,000	376,864
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	300,000	246,841
General Motors Co., Senior Notes	4.875%	10/2/23	1,000,000	997,190
General Motors Co., Senior Notes	6.125%	10/1/25	2,090,000	2,129,174
General Motors Co., Senior Notes	5.600%	10/15/32	1,398,000	1,302,718
General Motors Co., Senior Notes	6.600%	4/1/36	460,000	452,160
General Motors Co., Senior Notes	6.750%	4/1/46	910,000	876,591
General Motors Co., Senior Notes	5.950%	4/1/49	190,000	166,441
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	290,000	288,606
Nissan Motor Acceptance Co. LLC, Senior Notes	1.050%	3/8/24	1,420,000	1,330,699	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	2.000%	3/9/26	510,000	439,136	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	2.750%	3/9/28	240,000	194,769	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	7,930,000	7,771,787	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	5,115,000	4,756,321	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	220,000	187,190	(a)
Total Automobiles				33,952,992
Hotels, Restaurants & Leisure — 4.1%
Carnival Corp., Senior Notes	7.200%	10/1/23	1,780,000	1,770,842
Genting New York LLC/GENNY Capital Inc., Senior Notes	3.300%	2/15/26	3,469,000	3,035,103	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	9,109,000	8,615,192
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	8,010,000	7,368,119
Marriott International Inc., Senior Notes	3.600%	4/15/24	760,000	745,163
McDonald’s Corp., Senior Notes	3.500%	7/1/27	210,000	199,540
McDonald’s Corp., Senior Notes	2.125%	3/1/30	280,000	234,859
McDonald’s Corp., Senior Notes	4.450%	3/1/47	660,000	575,465

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
McDonald’s Corp., Senior Notes	4.450%	9/1/48	2,540,000	$2,222,279
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	990,000	796,049	(a)
Sands China Ltd., Senior Notes	5.625%	8/8/25	10,803,000	10,342,707
Sands China Ltd., Senior Notes	4.300%	1/8/26	2,401,000	2,218,886
Sands China Ltd., Senior Notes	4.300%	1/8/26	150,000	138,623	(b)
Sands China Ltd., Senior Notes	5.900%	8/8/28	7,860,000	7,370,031
Sands China Ltd., Senior Notes	4.875%	6/18/30	870,000	765,722	(b)
Sands China Ltd., Senior Notes	4.875%	6/18/30	1,580,000	1,390,621
Sands China Ltd., Senior Notes	3.750%	8/8/31	820,000	646,370
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	2,000,000	1,837,840	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	420,000	340,504	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	1,460,000	1,454,213	(a)
Total Hotels, Restaurants & Leisure				52,068,128
Household Durables — 0.2%
DR Horton Inc., Senior Notes	2.500%	10/15/24	870,000	829,022
Lennar Corp., Senior Notes	5.000%	6/15/27	210,000	204,569
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	1,290,000	933,015
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	570,000	465,136
Total Household Durables				2,431,742
Internet & Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd., Senior Notes	2.125%	2/9/31	840,000	670,800
Alibaba Group Holding Ltd., Senior Notes	2.700%	2/9/41	500,000	320,543
Alibaba Group Holding Ltd., Senior Notes	4.200%	12/6/47	200,000	153,557
Alibaba Group Holding Ltd., Senior Notes	3.150%	2/9/51	2,380,000	1,487,068
Amazon.com Inc., Senior Notes	1.200%	6/3/27	380,000	329,654
Amazon.com Inc., Senior Notes	2.100%	5/12/31	2,260,000	1,851,376
Amazon.com Inc., Senior Notes	3.600%	4/13/32	590,000	541,667
Amazon.com Inc., Senior Notes	3.875%	8/22/37	720,000	640,744
Amazon.com Inc., Senior Notes	2.500%	6/3/50	870,000	552,261
Amazon.com Inc., Senior Notes	3.100%	5/12/51	1,900,000	1,362,681
Amazon.com Inc., Senior Notes	3.950%	4/13/52	270,000	224,972
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	920,000	712,448
Total Internet & Direct Marketing Retail				8,847,771
Multiline Retail — 0.3%
Nordstrom Inc., Senior Notes	2.300%	4/8/24	3,300,000	3,098,090
Target Corp., Senior Notes	3.375%	4/15/29	980,000	909,373
Total Multiline Retail				4,007,463

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.4%
Bed Bath & Beyond Inc., Senior Notes	3.749%	8/1/24	2,178,000	$501,550
Home Depot Inc., Senior Notes	3.300%	4/15/40	280,000	224,096
Home Depot Inc., Senior Notes	3.350%	4/15/50	240,000	177,346
Lithia Motors Inc., Senior Notes	4.625%	12/15/27	490,000	442,793	(a)
Lithia Motors Inc., Senior Notes	3.875%	6/1/29	840,000	691,786	(a)
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	230,000	220,983
Lowe’s Cos. Inc., Senior Notes	1.700%	10/15/30	820,000	643,136
Lowe’s Cos. Inc., Senior Notes	2.800%	9/15/41	770,000	526,899
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	6,000	4,679
Lowe’s Cos. Inc., Senior Notes	3.000%	10/15/50	1,740,000	1,114,341
Total Specialty Retail				4,547,609
Total Consumer Discretionary				114,329,874
Consumer Staples — 2.4%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	3,855,000	3,369,517
Coca-Cola Co., Senior Notes	1.375%	3/15/31	640,000	500,698
Coca-Cola Co., Senior Notes	4.125%	3/25/40	710,000	617,241
Coca-Cola Co., Senior Notes	2.500%	6/1/40	100,000	73,271
Constellation Brands Inc., Senior Notes	3.700%	12/6/26	160,000	152,405
Constellation Brands Inc., Senior Notes	3.500%	5/9/27	60,000	56,277
Molson Coors Beverage Co., Senior Notes	3.000%	7/15/26	290,000	269,504
Molson Coors Beverage Co., Senior Notes	4.200%	7/15/46	300,000	233,929
PepsiCo Inc., Senior Notes	2.625%	7/29/29	680,000	601,192
PepsiCo Inc., Senior Notes	3.900%	7/18/32	1,510,000	1,428,422
Total Beverages				7,302,456
Food & Staples Retailing — 0.1%
Costco Wholesale Corp., Senior Notes	1.750%	4/20/32	230,000	182,463
Walmart Inc., Senior Notes	1.800%	9/22/31	1,290,000	1,053,271
Walmart Inc., Senior Notes	2.650%	9/22/51	1,020,000	694,762
Total Food & Staples Retailing				1,930,496
Food Products — 0.2%
Hershey Co., Senior Notes	1.700%	6/1/30	1,110,000	891,336
Mars Inc., Senior Notes	2.375%	7/16/40	1,640,000	1,117,405	(a)
Mondelez International Inc., Senior Notes	2.625%	9/4/50	350,000	218,991
Total Food Products				2,227,732
Household Products — 0.2%
Clorox Co., Senior Notes	1.800%	5/15/30	1,470,000	1,173,642

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — continued
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	110,000	$100,766
Procter & Gamble Co., Senior Notes	1.200%	10/29/30	1,510,000	1,188,367
Total Household Products				2,462,775
Tobacco — 1.3%
Altria Group Inc., Senior Notes	4.400%	2/14/26	2,027,000	1,986,718
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,257,000	1,208,751
Altria Group Inc., Senior Notes	2.450%	2/4/32	4,400,000	3,330,157
Altria Group Inc., Senior Notes	3.400%	2/4/41	2,880,000	1,919,790
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	44,689
Altria Group Inc., Senior Notes	3.875%	9/16/46	200,000	134,474
Altria Group Inc., Senior Notes	5.950%	2/14/49	1,400,000	1,251,397
BAT Capital Corp., Senior Notes	2.259%	3/25/28	3,740,000	3,110,112
Philip Morris International Inc., Senior Notes	1.750%	11/1/30	2,560,000	2,010,637
Reynolds American Inc., Senior Notes	8.125%	5/1/40	760,000	824,368
Reynolds American Inc., Senior Notes	5.850%	8/15/45	600,000	513,557
Total Tobacco				16,334,650
Total Consumer Staples				30,258,109
Energy — 14.0%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	2.920%	3/1/30	100,000	85,957
Oil, Gas & Consumable Fuels — 14.0%
Apache Corp., Senior Notes	5.350%	7/1/49	1,690,000	1,368,345
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	4,124,000	3,794,144	(a)
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	230,000	218,297
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	2,360,000	1,584,725
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	230,000	183,120	(a)
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	710,000	565,200
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	1,100,000	1,062,903	(a)
Chevron USA Inc., Senior Notes	3.850%	1/15/28	410,000	396,429
Chevron USA Inc., Senior Notes	2.343%	8/12/50	1,020,000	637,143
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	2,490,000	1,944,356
Continental Resources Inc., Senior Notes	4.500%	4/15/23	3,460,000	3,459,568
Continental Resources Inc., Senior Notes	2.268%	11/15/26	800,000	694,205	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	3,190,000	2,928,069
Continental Resources Inc., Senior Notes	2.875%	4/1/32	2,760,000	2,048,288	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	3,770,000	3,525,913
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	3,420,000	3,238,818
DCP Midstream Operating LP, Senior Notes	3.250%	2/15/32	1,510,000	1,251,148
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	790,000	779,958	(a)

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,700,000	$1,732,471
Devon Energy Corp., Senior Notes	5.250%	10/15/27	72,000	71,370
Devon Energy Corp., Senior Notes	5.875%	6/15/28	994,000	1,006,259
Devon Energy Corp., Senior Notes	4.500%	1/15/30	1,520,000	1,418,598
Devon Energy Corp., Senior Notes	7.950%	4/15/32	519,000	590,889
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,750,000	2,577,547
Devon Energy Corp., Senior Notes	5.000%	6/15/45	2,120,000	1,840,144
Devon OEI Operating LLC, Senior Notes	7.500%	9/15/27	1,400,000	1,520,219
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	2,290,000	2,133,128
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	1,670,000	1,468,784
Diamondback Energy Inc., Senior Notes	4.400%	3/24/51	3,020,000	2,314,300
Ecopetrol SA, Senior Notes	4.625%	11/2/31	1,310,000	1,003,309
Ecopetrol SA, Senior Notes	5.875%	5/28/45	499,000	348,518
Ecopetrol SA, Senior Notes	5.875%	11/2/51	1,150,000	775,091
El Paso Natural Gas Co. LLC, Senior Notes	7.500%	11/15/26	815,000	866,445
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	1,695,000	1,461,938	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	890,000	664,163	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	3,920,000	3,405,500	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	8,770,000	7,344,875	(c)(d)
Energy Transfer LP, Senior Notes	4.200%	9/15/23	1,280,000	1,272,326
Energy Transfer LP, Senior Notes	3.900%	7/15/26	630,000	596,038
Energy Transfer LP, Senior Notes	5.500%	6/1/27	2,720,000	2,705,046
Energy Transfer LP, Senior Notes	4.950%	6/15/28	2,430,000	2,354,387
Energy Transfer LP, Senior Notes	5.250%	4/15/29	1,470,000	1,424,551
Energy Transfer LP, Senior Notes	5.800%	6/15/38	120,000	110,313
Energy Transfer LP, Senior Notes	6.125%	12/15/45	290,000	269,647
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	890,000	844,523
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	3,060,000	2,606,323
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	1,470,000	1,611,320

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	270,000	$262,819
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	2,900,000	2,340,742
Enterprise Products Operating LLC, Senior Notes	3.300%	2/15/53	2,230,000	1,493,427
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	720,000	523,212
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	3,920,000	2,994,463	(d)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	910,000	893,148
EOG Resources Inc., Senior Notes	4.375%	4/15/30	2,010,000	1,947,990
EOG Resources Inc., Senior Notes	4.950%	4/15/50	360,000	344,609
EQM Midstream Partners LP, Senior Notes	4.750%	7/15/23	968,000	953,877
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/27	1,410,000	1,382,625	(a)
EQT Corp., Senior Notes	6.125%	2/1/25	2,942,000	2,953,709
EQT Corp., Senior Notes	5.678%	10/1/25	1,140,000	1,136,015
EQT Corp., Senior Notes	3.125%	5/15/26	1,230,000	1,132,012	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	1,060,000	980,887
EQT Corp., Senior Notes	7.000%	2/1/30	750,000	779,100
EQT Corp., Senior Notes	3.625%	5/15/31	1,340,000	1,137,501	(a)
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	390,000	364,667
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	1,370,000	1,238,792
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	560,000	479,202
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	750,000	568,458
Florida Gas Transmission Co. LLC, Senior Notes	2.300%	10/1/31	4,990,000	3,823,229	(a)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	1,000,000	746,780	(a)
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	390,000	422,301
Kinder Morgan Energy Partners LP, Senior Notes	5.625%	9/1/41	350,000	322,826
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	270,000	253,590
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	1,930,000	1,675,238
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,160,000	1,184,797	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	940,000	901,485
MPLX LP, Senior Notes	4.500%	4/15/38	4,970,000	4,204,921
Northwest Pipeline LLC, Senior Notes	7.125%	12/1/25	2,070,000	2,140,980
Northwest Pipeline LLC, Senior Notes	4.000%	4/1/27	2,810,000	2,660,978

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	7.125%	10/15/27	550,000	$574,118
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	690,000	749,495
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	170,000	137,620
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	100,000	76,561
Parsley Energy LLC/Parsley Finance Corp.,
Senior Notes	4.125%	2/15/28	1,170,000	1,076,852	(a)
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	2,480,000	2,229,868
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	1,010,000	775,747
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	420,000	275,447	(a)
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	1,810,000	1,434,892
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.110%)	8.716%	1/30/23	3,932,000	3,420,840	(c)(d)
Plains All American Pipeline LP/PAA Finance Corp., Senior Notes	6.700%	5/15/36	150,000	146,002
Qatar Energy, Senior Notes	1.375%	9/12/26	940,000	834,928	(a)
Qatar Energy, Senior Notes	2.250%	7/12/31	3,330,000	2,764,503	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	700,000	666,073
Range Resources Corp., Senior Notes	8.250%	1/15/29	1,000,000	1,031,790
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	4,340,000	3,522,633	(a)
Shell International Finance BV, Senior Notes	3.875%	11/13/28	10,000	9,651
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,380,000	1,212,670
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,040,000	750,993
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	580,000	496,779
Targa Resources Corp., Senior Notes	5.200%	7/1/27	2,400,000	2,356,195
Targa Resources Corp., Senior Notes	4.200%	2/1/33	3,170,000	2,736,378
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	1,790,000	1,618,697
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	1,010,000	851,167
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	3/15/27	1,250,000	1,324,265
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	3,510,000	3,757,352
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	2,420,000	2,032,320	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	2,925,000	3,125,049
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	2,070,000	2,205,766
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	1,470,000	1,279,053

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	21

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	3,240,000	$2,762,595
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	2,752,000	2,608,483
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	400,000	379,312
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	2,260,000	2,148,763
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	170,000	155,560
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	1,950,000	1,623,365
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	530,000	436,721
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	670,000	558,102
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	630,000	520,112
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.100%)	5.041%	1/13/23	1,240,000	1,238,145	(d)
Williams Cos. Inc., Senior Notes	3.500%	10/15/51	1,990,000	1,363,109
Total Oil, Gas & Consumable Fuels				175,531,002
Total Energy				175,616,959
Financials — 29.7%
Banks — 16.5%
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	1,770,000	1,757,606	(a)(c)(d)
Banco Santander SA, Senior Notes	3.306%	6/27/29	2,200,000	1,920,083
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	7,600,000	7,060,263	(d)
Bank of America Corp., Senior Notes (1.530%to 12/6/24 then SOFR + 0.650%)	1.530%	12/6/25	1,500,000	1,384,519	(d)
Bank of America Corp., Senior Notes (1.898%to 7/23/30 then SOFR + 1.530%)	1.898%	7/23/31	750,000	577,264	(d)
Bank of America Corp., Senior Notes (1.922%to 10/24/30 then SOFR + 1.370%)	1.922%	10/24/31	3,820,000	2,926,581	(d)
Bank of America Corp., Senior Notes (2.299%to 7/21/31 then SOFR + 1.220%)	2.299%	7/21/32	5,040,000	3,893,457	(d)

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (2.572%to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	5,930,000	$4,659,094	(d)
Bank of America Corp., Senior Notes (2.592%to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	800,000	653,306	(d)
Bank of America Corp., Senior Notes (2.676%to 6/19/40 then SOFR + 1.930%)	2.676%	6/19/41	420,000	284,047	(d)
Bank of America Corp., Senior Notes (2.687%to 4/22/31 then SOFR + 1.320%)	2.687%	4/22/32	1,720,000	1,380,790	(d)
Bank of America Corp., Senior Notes (2.831%to 10/24/50 then SOFR + 1.880%)	2.831%	10/24/51	1,170,000	722,161	(d)
Bank of America Corp., Senior Notes (2.884%to 10/22/29 then 3 mo. USD LIBOR + 1.190%)	2.884%	10/22/30	2,170,000	1,819,910	(d)
Bank of America Corp., Senior Notes (3.311%to 4/22/41 then SOFR + 1.580%)	3.311%	4/22/42	620,000	456,948	(d)
Bank of America Corp., Senior Notes (3.841%to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	720,000	703,322	(d)
Bank of America Corp., Senior Notes (3.974%to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	300,000	273,071	(d)
Bank of America Corp., Senior Notes (4.271%to 7/23/28 then 3 mo. USD LIBOR + 1.310%)	4.271%	7/23/29	1,620,000	1,513,708	(d)
Bank of America Corp., Senior Notes (4.330%to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	1,140,000	940,651	(d)
Bank of America Corp., Senior Notes (4.376%to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	2,010,000	1,925,314	(d)
Bank of America Corp., Senior Notes (4.443%to 1/20/47 then 3 mo. USD LIBOR + 1.990%)	4.443%	1/20/48	90,000	76,338	(d)
Bank of America Corp., Senior Notes (4.571%to 4/27/32 then SOFR + 1.830%)	4.571%	4/27/33	3,150,000	2,890,217	(d)
Bank of America Corp., Subordinated Notes (2.482% to 9/21/31 then 5 year Treasury Constant Maturity Rate + 1.200%)	2.482%	9/21/36	5,270,000	3,884,290	(d)
Bank of Nova Scotia, Junior Subordinated Notes (8.625% to 10/27/27 then 5 year Treasury Constant Maturity Rate + 4.389%)	8.625%	10/27/82	1,950,000	2,030,627	(d)
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	360,000	308,144	(d)
BankUnited Inc., Senior Notes	4.875%	11/17/25	2,700,000	2,660,870
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	1,540,000	1,421,615	(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	23

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	6,690,000	$6,623,100	(a)(c)(d)
BNP Paribas SA, Junior Subordinated Notes (9.250% to 11/17/27 then 5 year Treasury Constant Maturity Rate + 4.969%)	9.250%	11/17/27	3,180,000	3,323,253	(a)(c)(d)
BNP Paribas SA, Senior Notes (1.675% to 6/30/26 then SOFR + 0.912%)	1.675%	6/30/27	1,720,000	1,498,908	(a)(d)
BNP Paribas SA, Senior Notes (2.159% to 9/15/28 then SOFR + 1.218%)	2.159%	9/15/29	2,010,000	1,642,154	(a)(d)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	1,380,000	1,268,254	(a)(d)
BNP Paribas SA, Senior Notes (2.871% to 4/19/31 then SOFR + 1.387%)	2.871%	4/19/32	1,640,000	1,286,283	(a)(d)
BPCE SA, Subordinated Notes	5.700%	10/22/23	5,620,000	5,579,440	(a)
BPCE SA, Subordinated Notes (3.116% to 10/19/31 then SOFR + 1.730%)	3.116%	10/19/32	2,670,000	1,954,132	(a)(d)
Citigroup Inc., Junior Subordinated Notes (4.000% to 12/10/25 then 5 year Treasury Constant Maturity Rate + 3.597%)	4.000%	12/10/25	1,000,000	873,620	(c)(d)
Citigroup Inc., Junior Subordinated Notes (4.150% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 3.000%)	4.150%	11/15/26	1,930,000	1,580,533	(c)(d)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	273,701
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,897,000	2,340,947
Citigroup Inc., Senior Notes	4.650%	7/23/48	450,000	389,275
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	1,850,000	1,443,266	(d)
Citigroup Inc., Senior Notes (2.561% to 5/1/31 then SOFR + 1.167%)	2.561%	5/1/32	5,480,000	4,339,331	(d)
Citigroup Inc., Senior Notes (2.666% to 1/29/30 then SOFR + 1.146%)	2.666%	1/29/31	1,500,000	1,233,481	(d)
Citigroup Inc., Senior Notes (2.976% to 11/5/29 then SOFR + 1.422%)	2.976%	11/5/30	2,050,000	1,728,014	(d)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	5,120,000	4,392,841	(d)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	740,000	668,899	(d)
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	63,369

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	1,590,000	$1,467,263	(a)(d)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	3,220,000	2,751,721	(a)(d)
Credit Agricole SA, Junior Subordinated Notes (7.875% to 12/23/23 then USD 5 year ICE Swap Rate + 4.898%)	7.875%	1/23/24	2,000,000	1,988,112	(a)(c)(d)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	9,040,000	9,186,448	(a)(c)(d)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	340,000	335,830	(a)
Danske Bank A/S, Senior Notes (0.976% to 9/10/24 then 1 year Treasury Constant Maturity Rate + 0.550%)	0.976%	9/10/25	2,480,000	2,265,756	(a)(d)
Danske Bank A/S, Senior Notes (1.549% to 9/10/26 then 1 year Treasury Constant Maturity Rate + 0.730%)	1.549%	9/10/27	3,000,000	2,573,205	(a)(d)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	2,080,000	2,016,407	(a)(d)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	7,990,000	7,358,606	(a)(d)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	630,000	573,848	(d)
HSBC Holdings PLC, Senior Notes (2.357% to 8/18/30 then SOFR + 1.947%)	2.357%	8/18/31	560,000	429,090	(d)
HSBC Holdings PLC, Senior Notes (2.804% to 5/24/31 then SOFR + 1.187%)	2.804%	5/24/32	6,010,000	4,663,693	(d)
HSBC Holdings PLC, Senior Notes (2.871% to 11/22/31 then SOFR + 1.410%)	2.871%	11/22/32	300,000	229,990	(d)
HSBC Holdings PLC, Senior Notes (4.755% to 6/9/27 then SOFR + 2.110%)	4.755%	6/9/28	2,290,000	2,168,065	(d)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	410,000	421,414
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	1,070,000	930,117	(d)
ING Groep NV, Senior Notes (4.017% to 3/28/27 then SOFR + 1.830%)	4.017%	3/28/28	1,010,000	945,937	(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	25

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
ING Groep NV, Senior Notes, (4.252% to 3/28/32 then SOFR + 2.070%)	4.252%	3/28/33	2,320,000	$2,048,875	(d)
Intesa Sanpaolo SpA, Senior Notes	7.000%	11/21/25	3,700,000	3,777,595	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	5,605,000	5,391,274	(a)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	3,650,000	2,689,119	(a)(d)
Intesa Sanpaolo SpA, Subordinated Notes (4.950% to 6/1/41 then 1 year Treasury Constant Maturity Rate + 2.750%)	4.950%	6/1/42	2,720,000	1,754,070	(a)(d)
JPMorgan Chase & Co., Senior Notes (1.953%to 2/4/31 then SOFR + 1.065%)	1.953%	2/4/32	4,120,000	3,160,994	(d)
JPMorgan Chase & Co., Senior Notes (2.522%to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	1,220,000	1,001,005	(d)
JPMorgan Chase & Co., Senior Notes (2.545%to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	5,380,000	4,266,087	(d)
JPMorgan Chase & Co., Senior Notes (2.580%to 4/22/31 then SOFR + 1.250%)	2.580%	4/22/32	4,860,000	3,904,793	(d)
JPMorgan Chase & Co., Senior Notes (2.739%to 10/15/29 then SOFR + 1.510%)	2.739%	10/15/30	1,800,000	1,513,298	(d)
JPMorgan Chase & Co., Senior Notes (3.897%to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	890,000	686,022	(d)
JPMorgan Chase & Co., Senior Notes (3.964%to 11/15/47 then 3 mo. USD LIBOR + 1.380%)	3.964%	11/15/48	400,000	313,877	(d)
JPMorgan Chase & Co., Senior Notes (4.203%to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	330,000	308,119	(d)
JPMorgan Chase & Co., Senior Notes (4.260%to 2/22/47 then 3 mo. USD LIBOR + 1.580%)	4.260%	2/22/48	720,000	592,208	(d)
JPMorgan Chase & Co., Senior Notes (4.586%to 4/26/32 then SOFR + 1.800%)	4.586%	4/26/33	1,990,000	1,847,971	(d)
JPMorgan Chase & Co., Senior Notes (5.546%to 12/15/24 then SOFR + 1.070%)	5.546%	12/15/25	4,770,000	4,773,720	(d)
JPMorgan Chase & Co., Senior Notes, (2.595% to 2/24/25 then SOFR + 0.915%)	2.595%	2/24/26	7,000,000	6,586,719	(d)
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	1,540,000	1,272,282	(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	450,000	427,434	(c)(d)

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	410,000	$398,315	(c)(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	880,000	851,142	(c)(d)
Lloyds Banking Group PLC, Senior Notes (3.511% to 3/18/25 then 1 year Treasury Constant Maturity Rate + 1.600%)	3.511%	3/18/26	3,030,000	2,881,101	(d)
NatWest Group PLC, Senior Notes (2.359% to 5/22/23 then 1 year Treasury Constant Maturity Rate + 2.150%)	2.359%	5/22/24	400,000	394,333	(d)
NatWest Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	1,160,000	1,076,708	(d)
Santander UK Group Holdings PLC, Senior Notes (6.833% to 11/21/25 then SOFR + 2.749%)	6.833%	11/21/26	2,000,000	2,028,030	(d)
Societe Generale SA, Junior Subordinated Notes (9.375% to 5/22/28 then 5 year Treasury Constant Maturity Rate + 5.385%)	9.375%	11/22/27	930,000	956,703	(a)(c)(d)
Standard Chartered PLC, Junior Subordinated Notes (7.750% to 4/2/23 then USD 5 year ICE Swap Rate + 5.723%)	7.750%	4/2/23	1,800,000	1,790,339	(a)(c)(d)
SVB Financial Group, Senior Notes (4.570% to 4/29/32 then SOFR + 1.967%)	4.570%	4/29/33	4,160,000	3,692,028	(d)
Swedbank AB, Senior Notes	3.356%	4/4/25	290,000	278,972	(a)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	80,000	74,046
Wells Fargo & Co., Senior Notes (0.805% to 5/19/24 then SOFR + 0.510%)	0.805%	5/19/25	290,000	271,926	(d)
Wells Fargo & Co., Senior Notes (3.068% to 4/30/40 then SOFR + 2.530%)	3.068%	4/30/41	1,170,000	838,875	(d)
Wells Fargo & Co., Senior Notes (3.196% to 6/17/26 then 3 mo. USD LIBOR + 1.170%)	3.196%	6/17/27	80,000	74,305	(d)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	2,940,000	2,484,543	(d)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	640,000	595,224	(d)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	3,760,000	3,203,401	(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	27

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	3,040,000	$2,693,511	(d)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	880,000	822,261
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	550,000	463,148
Westpac Banking Corp., Subordinated Notes (2.668% to 11/15/30 then 5 year Treasury Constant Maturity Rate + 1.750%)	2.668%	11/15/35	2,100,000	1,565,213	(d)
Westpac Banking Corp., Subordinated Notes (3.020% to 11/18/31 then 5 year Treasury Constant Maturity Rate + 1.530%)	3.020%	11/18/36	1,450,000	1,081,359	(d)
Westpac Banking Corp., Subordinated Notes (5.405% to 8/10/32 then 1 year Treasury Constant Maturity Rate + 2.680%)	5.405%	8/10/33	980,000	918,056	(d)
Total Banks				206,681,500
Capital Markets — 8.5%
Bank of New York Mellon Corp., Senior Notes (5.834% to 10/25/32 then SOFR + 2.074%)	5.834%	10/25/33	880,000	915,047	(d)
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	1,910,000	1,525,517	(c)(d)
Charles Schwab Corp., Junior Subordinated Notes (5.375% to 6/1/25 then 1 year Treasury Constant Maturity Rate + 4.971%)	5.375%	6/1/25	2,209,000	2,171,447	(c)(d)
Charles Schwab Corp., Senior Notes	2.000%	3/20/28	960,000	845,477
CI Financial Corp., Senior Notes	3.200%	12/17/30	4,570,000	3,476,181
Credit Suisse AG, Senior Notes	1.000%	5/5/23	2,751,000	2,687,567
Credit Suisse AG, Senior Notes	0.520%	8/9/23	12,770,000	12,150,360
Credit Suisse Group AG, Junior Subordinated Notes (5.250% to 8/11/27 then 5 year Treasury Constant Maturity Rate + 4.889%)	5.250%	2/11/27	4,590,000	2,998,103	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year ICE Swap Rate + 3.455%)	6.250%	12/18/24	390,000	307,466	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,450,000	1,042,562	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	560,000	448,907	(a)(c)(d)

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	11,280,000		$9,853,840	(a)(c)(d)
Credit Suisse Group AG, Senior Notes	3.800%	6/9/23	4,322,000		4,209,279
Credit Suisse Group AG, Senior Notes	3.750%	3/26/25	550,000		495,449
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	6,160,000		4,268,524	(a)(d)
Credit Suisse Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	6,640,000		5,842,496	(a)(d)
Credit Suisse Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	2,120,000		2,176,497	(a)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 12/11/23 then USD 5 year ICE Swap Rate + 4.598%)	7.500%	12/11/23	3,550,000		3,109,800	(a)(c)(d)
GE Capital European Funding Unlimited Co., Senior Notes	6.025%	3/1/38	400,000	EUR	504,376
GE Capital UK Funding Unlimited Co., Senior Notes	5.875%	1/18/33	1,600,000	GBP	1,968,498
GE Capital UK Funding Unlimited Co., Senior Notes	8.000%	1/14/39	180,000	GBP	249,456	(b)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	850,000		797,957
Goldman Sachs Group Inc., Senior Notes	2.600%	2/7/30	1,750,000		1,464,245
Goldman Sachs Group Inc., Senior Notes	3.800%	3/15/30	10,000		9,013
Goldman Sachs Group Inc., Senior Notes (2.383% to 7/21/31 then SOFR + 1.248%)	2.383%	7/21/32	4,080,000		3,175,559	(d)
Goldman Sachs Group Inc., Senior Notes (2.615% to 4/22/31 then SOFR + 1.281%)	2.615%	4/22/32	2,370,000		1,895,739	(d)
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	5,360,000		4,245,456	(d)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	5,630,000		5,252,499	(d)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	1,760,000		1,610,783	(d)
Goldman Sachs Group Inc., Senior Notes, (1.757% to 1/24/24 then SOFR + 0.730%)	1.757%	1/24/25	1,000,000		957,562	(d)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	180,000		162,536
Intercontinental Exchange Inc., Senior Notes	4.600%	3/15/33	2,220,000		2,129,508
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	350,000		326,551
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	500,000		436,134	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	29

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
KKR Group Finance Co. VII LLC, Senior Notes	3.625%	2/25/50	310,000	$213,874	(a)
Morgan Stanley, Senior Notes (1.593% to 5/4/26 then SOFR + 0.879%)	1.593%	5/4/27	1,990,000	1,748,006	(d)
Morgan Stanley, Senior Notes (1.794% to 2/13/31 then SOFR + 1.034%)	1.794%	2/13/32	330,000	248,769	(d)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	1,550,000	1,441,691	(d)
Morgan Stanley, Senior Notes (2.239% to 7/21/31 then SOFR + 1.178%)	2.239%	7/21/32	680,000	523,321	(d)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	290,000	227,719	(d)
Morgan Stanley, Senior Notes (3.217% to 4/22/41 then SOFR + 1.485%)	3.217%	4/22/42	300,000	223,181	(d)
Morgan Stanley, Senior Notes (6.342% to 10/18/32 then SOFR + 2.560%)	6.342%	10/18/33	720,000	756,722	(d)
Morgan Stanley, Senior Notes, (2.630% to 2/18/25 then SOFR + 0.940%)	2.630%	2/18/26	4,000,000	3,759,126	(d)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	7,860,000	5,717,285	(d)
Morgan Stanley, Subordinated Notes (5.297% to 4/20/32 then SOFR + 2.620%)	5.297%	4/20/37	1,330,000	1,219,724	(d)
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	230,000	205,604
UBS AG, Senior Notes	4.500%	6/26/48	200,000	169,555	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	3,300,000	3,254,867	(a)(c)(d)
UBS Group AG, Senior Notes (1.364% to 1/30/26 then 1 year Treasury Constant Maturity Rate + 1.080%)	1.364%	1/30/27	2,280,000	1,999,159	(a)(d)
UBS Group AG, Senior Notes, (3.179% to 2/11/42 then 1 year Treasury Constant Maturity Rate + 1.100%)	3.179%	2/11/43	1,780,000	1,229,111	(a)(d)
Total Capital Markets				106,648,105
Consumer Finance — 0.2%
Navient Corp., Senior Notes	5.500%	1/25/23	2,641,000	2,640,789
Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	7,780,000	7,731,083
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.150%	2/15/24	1,410,000	1,363,656

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	1.650%	10/29/24	1,210,000	$1,116,918
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	2,320,000	1,819,360
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.400%	10/29/33	290,000	220,663
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.850%	10/29/41	3,540,000	2,515,276
DAE Funding LLC, Senior Notes	1.550%	8/1/24	1,850,000	1,720,330	(a)
Element Fleet Management Corp., Senior Notes	1.600%	4/6/24	800,000	758,275	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	670,850	571,665	(a)(e)
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	6.288%	12/21/65	5,950,000	3,525,375	(a)(d)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	6.538%	12/21/65	260,000	169,000	(a)(d)
Vanguard Group Inc.	3.250%	8/22/60	5,000,000	3,143,875	(f)(g)
Total Diversified Financial Services				24,655,476
Insurance — 1.9%
Americo Life Inc., Senior Notes	3.450%	4/15/31	490,000	373,872	(a)
AmFam Holdings Inc., Senior Notes	2.805%	3/11/31	1,170,000	911,926	(a)
AmFam Holdings Inc., Senior Notes	3.833%	3/11/51	360,000	237,576	(a)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	810,000	798,894	(a)
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	4,781,411	4,473,647	(a)(e)
Lincoln National Corp., Junior Subordinated Notes (9.250% to 3/1/28 then 5 year Treasury Constant Maturity Rate + 5.318%)	9.250%	12/1/27	1,380,000	1,469,700	(c)(d)
Marsh & McLennan Cos. Inc., Senior Notes	2.375%	12/15/31	1,700,000	1,377,428
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	320,000	222,644	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	830,000	682,828	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	31

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
MetLife Inc., Senior Notes	4.721%	12/15/44	110,000	$101,140
National General Holdings Corp., Senior Notes	6.750%	5/15/24	7,000,000	7,035,193	(a)
New York Life Insurance Co., Subordinated Notes	3.750%	5/15/50	1,010,000	777,283	(a)
Nippon Life Insurance Co., Subordinated Notes (2.750% to 1/21/31 then 5 year Treasury Constant Maturity Rate + 2.653%)	2.750%	1/21/51	1,720,000	1,382,635	(a)(d)
Nippon Life Insurance Co., Subordinated Notes (3.400% to 1/23/30 then 5 year Treasury Constant Maturity Rate + 2.612%)	3.400%	1/23/50	320,000	272,067	(a)(d)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.850%	9/30/47	1,620,000	1,243,482	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	540,000	374,220	(a)
Nuveen LLC, Senior Notes	4.000%	11/1/28	710,000	660,815	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	1,400,000	1,324,709	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.270%	5/15/47	800,000	657,958	(a)
Total Insurance				24,378,017
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
AFC Gamma Inc., Senior Notes	5.750%	5/1/27	2,400,000	1,866,530	(a)
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	4,820,000	4,873,657	(a)
Blackstone Holdings Finance Co. LLC, Senior Notes	3.200%	1/30/52	710,000	455,971	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				7,196,158
Thrifts & Mortgage Finance — 0.1%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	1,140,000	979,103	(a)
Total Financials				373,179,148
Health Care — 5.8%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	2.950%	11/21/26	4,490,000	4,181,908
AbbVie Inc., Senior Notes	3.200%	11/21/29	2,950,000	2,666,066
AbbVie Inc., Senior Notes	4.550%	3/15/35	120,000	112,639
AbbVie Inc., Senior Notes	4.050%	11/21/39	2,570,000	2,210,527
AbbVie Inc., Senior Notes	4.250%	11/21/49	520,000	434,213
Amgen Inc., Senior Notes	4.400%	5/1/45	350,000	294,867
Amgen Inc., Senior Notes	4.663%	6/15/51	339,000	293,461

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
Gilead Sciences Inc., Senior Notes	4.000%	9/1/36	200,000	$177,041
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	174,261
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	90,000	79,620
Total Biotechnology				10,624,603
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	710,000	705,747
Abbott Laboratories, Senior Notes	4.900%	11/30/46	320,000	313,791
Becton Dickinson and Co., Senior Notes	4.875%	5/15/44	91,000	76,723
Total Health Care Equipment & Supplies				1,096,261
Health Care Providers & Services — 3.9%
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	580,000	519,669
Centene Corp., Senior Notes	4.250%	12/15/27	530,000	498,236
Centene Corp., Senior Notes	4.625%	12/15/29	1,270,000	1,163,435
Centene Corp., Senior Notes	3.375%	2/15/30	2,390,000	2,025,824
Cigna Corp., Senior Notes	4.375%	10/15/28	2,750,000	2,657,770
Cigna Corp., Senior Notes	2.400%	3/15/30	2,830,000	2,377,133
Cigna Corp., Senior Notes	3.200%	3/15/40	1,230,000	932,765
CommonSpirit Health, Secured Notes	4.350%	11/1/42	100,000	84,798
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	620,000	512,832
CommonSpirit Health, Senior Secured Notes	3.910%	10/1/50	620,000	461,722
CSL Finance PLC, Senior Notes	3.850%	4/27/27	630,000	603,661	(a)
CSL Finance PLC, Senior Notes	4.050%	4/27/29	1,210,000	1,143,078	(a)
CSL Finance PLC, Senior Notes	4.250%	4/27/32	1,170,000	1,105,173	(a)
CVS Health Corp., Senior Notes	3.000%	8/15/26	220,000	205,780
CVS Health Corp., Senior Notes	4.300%	3/25/28	2,655,000	2,572,979
CVS Health Corp., Senior Notes	2.125%	9/15/31	1,660,000	1,320,394
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,830,000	1,674,309
CVS Health Corp., Senior Notes	2.700%	8/21/40	1,390,000	965,505
CVS Health Corp., Senior Notes	5.050%	3/25/48	1,200,000	1,083,162
Elevance Health Inc., Senior Notes	4.101%	3/1/28	600,000	576,094
Elevance Health Inc., Senior Notes	4.100%	5/15/32	3,280,000	3,060,661
Elevance Health Inc., Senior Notes	5.500%	10/15/32	3,355,000	3,445,198
HCA Inc., Senior Notes	5.125%	6/15/39	500,000	449,387
HCA Inc., Senior Notes	7.500%	11/15/95	380,000	409,097
Humana Inc., Senior Notes	5.875%	3/1/33	2,660,000	2,754,526
Humana Inc., Senior Notes	4.950%	10/1/44	750,000	681,045
Kaiser Foundation Hospitals, Senior Notes	2.810%	6/1/41	660,000	480,883
Kaiser Foundation Hospitals, Senior Notes	4.150%	5/1/47	250,000	213,077
Kaiser Foundation Hospitals, Senior Notes	3.266%	11/1/49	180,000	130,868

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	33

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Kaiser Foundation Hospitals, Senior Notes	3.002%	6/1/51	400,000	$274,327
UnitedHealth Group Inc., Senior Notes	3.850%	6/15/28	1,160,000	1,113,120
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	800,000	661,901
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	1,790,000	1,704,590
UnitedHealth Group Inc., Senior Notes	5.350%	2/15/33	7,560,000	7,824,482
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	640,000	525,677
UnitedHealth Group Inc., Senior Notes	2.750%	5/15/40	3,460,000	2,523,697
UnitedHealth Group Inc., Senior Notes	5.875%	2/15/53	470,000	510,581
Total Health Care Providers & Services				49,247,436
Pharmaceuticals — 0.9%
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	1,690,000	1,439,164	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	869,000	806,150
Bristol-Myers Squibb Co., Senior Notes	2.350%	11/13/40	1,000,000	691,431
Bristol-Myers Squibb Co., Senior Notes	2.550%	11/13/50	70,000	44,164
Johnson & Johnson, Senior Notes	2.100%	9/1/40	720,000	498,244
Johnson & Johnson, Senior Notes	2.450%	9/1/60	1,030,000	634,041
Merck & Co. Inc., Senior Notes	1.900%	12/10/28	3,600,000	3,097,902
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	330,000	264,046
Merck & Co. Inc., Senior Notes	2.350%	6/24/40	510,000	356,766
Novartis Capital Corp., Senior Notes	2.000%	2/14/27	360,000	327,942
Pfizer Inc., Senior Notes	2.550%	5/28/40	200,000	145,411
Pfizer Inc., Senior Notes	4.400%	5/15/44	210,000	195,524
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	1,000,000	982,138
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	990,000	986,060
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,050,000	920,356
Total Pharmaceuticals				11,389,339
Total Health Care				72,357,639
Industrials — 9.8%
Aerospace & Defense — 3.0%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	225,000	222,542	(a)
Avolon Holdings Funding Ltd., Senior Notes	2.875%	2/15/25	840,000	776,621	(a)
Boeing Co., Senior Notes	1.433%	2/4/24	1,500,000	1,438,091
Boeing Co., Senior Notes	2.196%	2/4/26	4,610,000	4,193,573
Boeing Co., Senior Notes	3.100%	5/1/26	6,800,000	6,406,861
Boeing Co., Senior Notes	3.250%	2/1/28	2,320,000	2,110,897
Boeing Co., Senior Notes	5.150%	5/1/30	1,910,000	1,868,155

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Boeing Co., Senior Notes	3.300%	3/1/35	1,540,000	$1,139,860
Boeing Co., Senior Notes	3.750%	2/1/50	2,590,000	1,789,054
Boeing Co., Senior Notes	3.950%	8/1/59	2,740,000	1,851,974
General Dynamics Corp., Senior Notes	3.500%	4/1/27	350,000	334,930
General Dynamics Corp., Senior Notes	3.625%	4/1/30	700,000	652,233
General Dynamics Corp., Senior Notes	4.250%	4/1/40	1,350,000	1,237,760
Howmet Aerospace Inc., Senior Notes	6.875%	5/1/25	2,520,000	2,590,056
L3Harris Technologies Inc., Senior Notes	7.000%	1/15/26	990,000	1,041,713
L3Harris Technologies Inc., Senior Notes	4.400%	6/15/28	540,000	517,926
L3Harris Technologies Inc., Senior Notes	2.900%	12/15/29	1,596,000	1,365,000
Lockheed Martin Corp., Senior Notes	1.850%	6/15/30	1,000,000	823,590
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	1,690,000	1,597,646
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	690,000	589,143
Lockheed Martin Corp., Senior Notes	4.300%	6/15/62	830,000	702,383
Northrop Grumman Corp., Senior Notes	5.150%	5/1/40	1,090,000	1,064,411
Northrop Grumman Corp., Senior Notes	5.050%	11/15/40	660,000	636,832
Northrop Grumman Corp., Senior Notes	4.030%	10/15/47	1,030,000	858,752
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	1,250,000	1,238,257
Raytheon Technologies Corp., Senior Notes	4.050%	5/4/47	20,000	16,503
Raytheon Technologies Corp., Senior Notes	4.625%	11/16/48	400,000	362,600
Total Aerospace & Defense				37,427,363
Airlines — 4.2%
Air Canada Pass-Through Trust	5.000%	12/15/23	1,977,301	1,936,598	(a)
American Airlines Group Inc. Pass-Through Trust	4.950%	2/15/25	2,278,510	2,145,022
American Airlines Group Inc. Pass-Through Trust	4.000%	7/15/25	130,945	113,747
American Airlines Group Inc. Pass-Through Trust	3.375%	5/1/27	137,676	115,082
American Airlines Group Inc. Pass-Through Trust	3.575%	1/15/28	478,527	428,118
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	4,148,000	4,458,392	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	2,438,000	2,348,773	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	300,000	274,728	(a)
British Airways Pass-Through Trust	4.625%	6/20/24	222,859	216,494	(a)
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	900,000	892,607
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	1,266,000	1,295,586

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	35

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	460,000	$383,177
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	8,780,000	8,980,609	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	2,520,000	2,459,835	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	5,885,000	5,540,784	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	9,276,000	8,412,404	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	2,691,173	2,681,490	(a)
Southwest Airlines Co., Senior Notes	5.250%	5/4/25	2,340,000	2,350,759
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,920,000	1,932,394	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	3,370,000	3,129,470	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	1,531,620	1,458,890
United Airlines Pass-Through Trust	3.750%	9/3/26	382,999	353,016
US Airways Pass-Through Trust	3.950%	11/15/25	1,459,316	1,327,608
Total Airlines				53,235,583
Building Products — 0.1%
Lennox International Inc., Senior Notes	1.700%	8/1/27	770,000	661,349
Commercial Services & Supplies — 0.4%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	590,000	378,564
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	240,000	231,727
Republic Services Inc., Senior Notes	3.375%	11/15/27	2,770,000	2,585,586
Waste Management Inc., Senior Notes	3.150%	11/15/27	1,380,000	1,289,660
Total Commercial Services & Supplies				4,485,537
Construction & Engineering — 0.1%
LBJ Infrastructure Group LLC, Senior Notes	3.797%	12/31/57	910,000	578,122	(a)
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,400,000	1,581,133
Machinery — 0.1%
Otis Worldwide Corp., Senior Notes	2.565%	2/15/30	150,000	126,363
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	2,400,000	1,634,208
Total Machinery				1,760,571
Professional Services — 0.2%
Equifax Inc., Senior Notes	2.350%	9/15/31	2,330,000	1,813,690

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	650,000	$583,783
Canadian Pacific Railway Co., Senior Notes	2.450%	12/2/31	2,960,000	2,459,465
Canadian Pacific Railway Co., Senior Notes	3.000%	12/2/41	630,000	477,630
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	1,960,000	1,326,808
Norfolk Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	415,201
Union Pacific Corp., Senior Notes	2.973%	9/16/62	1,330,000	861,102
Union Pacific Corp., Senior Notes	3.750%	2/5/70	500,000	367,257
Union Pacific Corp., Senior Notes	3.799%	4/6/71	250,000	185,595
Total Road & Rail				6,676,841
Trading Companies & Distributors — 1.0%
Air Lease Corp., Senior Notes	0.700%	2/15/24	2,150,000	2,031,794
Air Lease Corp., Senior Notes	3.375%	7/1/25	1,750,000	1,656,805
Air Lease Corp., Senior Notes	1.875%	8/15/26	3,150,000	2,739,781
Air Lease Corp., Senior Notes	5.850%	12/15/27	3,300,000	3,302,093
Aviation Capital Group LLC, Senior Notes	5.500%	12/15/24	1,710,000	1,681,042	(a)
BOC Aviation USA Corp., Senior Notes	1.625%	4/29/24	1,700,000	1,614,455	(a)
Total Trading Companies & Distributors				13,025,970
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	1,290,000	1,276,664	(a)
Total Industrials				122,522,823
Information Technology — 4.5%
Electronic Equipment, Instruments & Components — 0.6%
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	4,250,000	3,949,682
Vontier Corp., Senior Notes	1.800%	4/1/26	1,210,000	1,025,014
Vontier Corp., Senior Notes	2.400%	4/1/28	2,970,000	2,384,006
Total Electronic Equipment, Instruments & Components				7,358,702
IT Services — 0.7%
Kyndryl Holdings Inc., Senior Notes	3.150%	10/15/31	2,400,000	1,604,310
Kyndryl Holdings Inc., Senior Notes	4.100%	10/15/41	1,930,000	1,161,018
Mastercard Inc., Senior Notes	3.300%	3/26/27	910,000	868,068
Mastercard Inc., Senior Notes	3.350%	3/26/30	610,000	560,763
Mastercard Inc., Senior Notes	3.850%	3/26/50	1,090,000	915,516
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	780,000	642,542
PayPal Holdings Inc., Senior Notes	4.400%	6/1/32	1,750,000	1,652,330
PayPal Holdings Inc., Senior Notes	3.250%	6/1/50	370,000	253,113
PayPal Holdings Inc., Senior Notes	5.050%	6/1/52	300,000	273,298
S&P Global Inc., Senior Notes	1.250%	8/15/30	240,000	185,126

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	37

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — continued
S&P Global Inc., Senior Notes	3.250%	12/1/49	180,000	$129,570
Visa Inc., Senior Notes	2.050%	4/15/30	350,000	296,566
Visa Inc., Senior Notes	2.700%	4/15/40	500,000	380,818
Total IT Services				8,923,038
Semiconductors & Semiconductor Equipment — 1.7%
Broadcom Inc., Senior Notes	4.150%	11/15/30	576,000	517,593
Broadcom Inc., Senior Notes	3.187%	11/15/36	2,221,000	1,602,277	(a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	780,000	683,246	(a)
Intel Corp., Senior Notes	2.800%	8/12/41	1,020,000	716,177
Intel Corp., Senior Notes	4.900%	8/5/52	1,440,000	1,281,728
Intel Corp., Senior Notes	3.200%	8/12/61	1,080,000	681,357
KLA Corp., Senior Notes	4.650%	7/15/32	1,350,000	1,326,529
KLA Corp., Senior Notes	4.950%	7/15/52	210,000	196,257
Lam Research corp., Senior Notes	1.900%	6/15/30	970,000	792,590
Lam Research Corp., Senior Notes	2.875%	6/15/50	410,000	275,875
Micron Technology Inc., Senior Notes	2.703%	4/15/32	1,310,000	982,727
Micron Technology Inc., Senior Notes	3.366%	11/1/41	80,000	53,727
NVIDIA Corp., Senior Notes	3.500%	4/1/40	360,000	293,024
NVIDIA Corp., Senior Notes	3.500%	4/1/50	20,000	15,195
NVIDIA Corp., Senior Notes	3.700%	4/1/60	150,000	111,428
QUALCOMM Inc., Senior Notes	4.250%	5/20/32	1,170,000	1,129,225
QUALCOMM Inc., Senior Notes	4.500%	5/20/52	570,000	502,385
Texas Instruments Inc., Senior Notes	2.900%	11/3/27	470,000	438,329
Texas Instruments Inc., Senior Notes	2.250%	9/4/29	1,920,000	1,664,186
Texas Instruments Inc., Senior Notes	3.650%	8/16/32	1,800,000	1,674,357
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	1,480,000	1,310,135
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	2,130,000	1,903,088
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	1,860,000	1,527,044
TSMC Arizona Corp., Senior Notes	3.125%	10/25/41	1,660,000	1,295,674
TSMC Arizona Corp., Senior Notes	3.250%	10/25/51	850,000	614,883
Total Semiconductors & Semiconductor Equipment				21,589,036
Software — 1.4%
Adobe Inc., Senior Notes	2.150%	2/1/27	3,440,000	3,135,772
Fortinet Inc., Senior Notes	2.200%	3/15/31	210,000	162,140
Microsoft Corp., Senior Notes	3.450%	8/8/36	867,000	770,399
Microsoft Corp., Senior Notes	2.525%	6/1/50	1,042,000	690,714
Microsoft Corp., Senior Notes	2.921%	3/17/52	1,321,000	941,440
Oracle Corp., Senior Notes	6.250%	11/9/32	4,070,000	4,272,605
Oracle Corp., Senior Notes	4.000%	7/15/46	3,090,000	2,264,551

See Notes to Financial Statements.

38	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Oracle Corp., Senior Notes	6.900%	11/9/52	380,000	$408,753
Salesforce Inc., Senior Notes	1.500%	7/15/28	490,000	418,797
Salesforce Inc., Senior Notes	1.950%	7/15/31	380,000	303,926
Salesforce Inc., Senior Notes	2.900%	7/15/51	1,230,000	811,831
Salesforce Inc., Senior Notes	3.050%	7/15/61	610,000	390,311
Workday Inc., Senior Notes	3.800%	4/1/32	3,240,000	2,869,123
Total Software				17,440,362
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., Senior Notes	2.650%	5/11/50	1,620,000	1,079,501
Dell International LLC/EMC Corp., Senior Notes	8.100%	7/15/36	567,000	637,594
Total Technology Hardware, Storage & Peripherals				1,717,095
Total Information Technology				57,028,233
Materials — 2.9%
Chemicals — 0.3%
OCP SA, Senior Notes	3.750%	6/23/31	890,000	748,677	(a)
OCP SA, Senior Notes	5.125%	6/23/51	640,000	488,246	(a)
Sociedad Quimica y Minera de Chile SA, Senior Notes	3.500%	9/10/51	3,060,000	2,256,390	(a)
Total Chemicals				3,493,313
Metals & Mining — 2.5%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	1,400,000	1,355,508	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	2,300,000	2,179,403	(a)
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	1,680,000	1,690,785
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	383,461
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	560,000	573,703
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	4,490,000	4,379,547	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,760,000	1,654,899	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	1,680,000	1,657,995
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	1,300,000	1,230,004
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	390,000	352,675
Fresnillo PLC, Senior Notes	4.250%	10/2/50	2,150,000	1,696,446	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	440,000	433,151	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	1,330,000	1,313,239	(a)
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	1,100,000	996,655	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	2,700,000	2,533,148	(a)
Glencore Funding LLC, Senior Notes	2.625%	9/23/31	1,810,000	1,446,388	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	39

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000		$430,437
Teck Resources Ltd., Senior Notes	3.900%	7/15/30	1,940,000		1,739,519
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	760,000		748,503
Teck Resources Ltd., Senior Notes	5.400%	2/1/43	1,070,000		954,954
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	3,400,000		3,189,223
Yamana Gold Inc., Senior Notes	2.630%	8/15/31	220,000		164,785
Total Metals & Mining					31,104,428
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	1,640,000		1,280,920
Suzano Austria GmbH, Senior Notes	7.000%	3/16/47	310,000		309,977	(a)
Total Paper & Forest Products					1,590,897
Total Materials					36,188,638
Real Estate — 2.2%
Equity Real Estate Investment Trusts (REITs) — 2.2%
Alexandria Real Estate Equities Inc., Senior Notes	2.000%	5/18/32	1,780,000		1,367,662
Alexandria Real Estate Equities Inc., Senior Notes	3.000%	5/18/51	210,000		133,671
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	850,000		719,593
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	630,000		565,611
Invitation Homes Operating Partnership LP, Senior Notes	4.150%	4/15/32	3,200,000		2,808,361
Kimco Realty Corp., Senior Notes	2.250%	12/1/31	2,510,000		1,933,334
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.692%	6/5/28	2,100,000	GBP	1,863,750
Prologis LP, Senior Notes	1.250%	10/15/30	1,440,000		1,094,900
Service Properties Trust, Senior Notes	4.500%	6/15/23	990,000		974,429
Simon Property Group LP, Senior Notes	3.500%	9/1/25	1,280,000		1,227,180
VICI Properties LP, Senior Notes	4.950%	2/15/30	760,000		724,483
WEA Finance LLC, Senior Notes	4.125%	9/20/28	110,000		94,686	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	13,650,000		12,909,472	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	1,220,000		847,938	(a)
Welltower Inc., Senior Notes	3.850%	6/15/32	760,000		646,980
Total Real Estate					27,912,050

See Notes to Financial Statements.

40	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 3.3%
Electric Utilities — 3.1%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.375%	4/23/25	750,000	$746,730	(a)
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	2,210,000	1,819,554	(a)
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,117,241
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	387,061	(a)
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	1,000,000	785,101	(a)
Comision Federal de Electricidad, Senior Notes	4.677%	2/9/51	530,000	347,442	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	921,537
Consumers Energy Co., First Mortgage Bonds	2.500%	5/1/60	260,000	146,699
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,309,374
Duke Energy Indiana LLC, First Mortgage Bonds	3.250%	10/1/49	1,120,000	782,537
Duke Energy Ohio Inc., First Mortgage Bonds	2.125%	6/1/30	1,390,000	1,137,715
Edison International, Junior Subordinated Notes (5.000% to 3/15/27 then 5 year Treasury Constant Maturity Rate + 3.901%)	5.000%	12/15/26	960,000	804,912	(c)(d)
Edison International, Junior Subordinated Notes (5.375% to 3/15/26 then 5 year Treasury Constant Maturity Rate + 4.698%)	5.375%	3/15/26	2,020,000	1,658,198	(c)(d)
Edison International, Senior Notes	4.950%	4/15/25	1,120,000	1,102,492
EDP Finance BV, Senior Notes	1.710%	1/24/28	490,000	405,201	(a)
Enel Finance International NV, Senior Notes	6.800%	10/14/25	3,800,000	3,906,046	(a)
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	1,340,000	1,249,481
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	360,000	322,043
Florida Power & Light Co., First Mortgage Bonds	3.150%	10/1/49	280,000	203,043
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	370,000	357,784	(a)
Lamar Funding Ltd., Senior Notes	3.958%	5/7/25	1,530,000	1,454,196	(a)
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	310,000	290,507
MidAmerican Energy Co., First Mortgage Bonds	3.150%	4/15/50	700,000	498,785

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	41

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
NextEra Energy Operating Partners LP, Senior Notes	4.250%	7/15/24	610,000	$592,695	(a)
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	3,490,000	2,897,069	(a)
Ohio Edison Co., Senior Notes	5.500%	1/15/33	910,000	904,566	(a)
Ohio Edison Co., Senior Notes	6.875%	7/15/36	1,160,000	1,256,689
Oncor Electric Delivery Co. LLC, Senior Secured Notes	4.150%	6/1/32	860,000	814,303	(a)
Oncor Electric Delivery Co. LLC, Senior Secured Notes	3.100%	9/15/49	590,000	420,419
Pacific Gas and Electric Co., First Mortgage Bonds	4.250%	8/1/23	1,010,000	1,005,034
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	780,000	667,326
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	12/1/27	400,000	353,663
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	1,390,000	1,081,652
Pacific Gas and Electric Co., First Mortgage Bonds	4.750%	2/15/44	390,000	299,879
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	320,000	249,321
Pacific Gas and Electric Co., First Mortgage Bonds	3.500%	8/1/50	1,000,000	624,913
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	490,450	(a)
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.081%	6/1/41	1,120,000	1,079,250
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.212%	12/1/47	300,000	291,251
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.099%	6/1/52	70,000	66,210
Southern California Edison Co., First Mortgage Bonds	2.250%	6/1/30	1,730,000	1,428,698
Southern California Edison Co., First Mortgage Bonds	2.500%	6/1/31	960,000	793,482
Southern California Edison Co., First Mortgage Bonds	4.000%	4/1/47	50,000	39,305
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	800,000	642,202

See Notes to Financial Statements.

42	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Southern California Edison Co., First Mortgage Bonds	3.650%	2/1/50	1,230,000	$904,024
TransAlta Corp., Senior Notes	6.500%	3/15/40	210,000	193,843
Total Electric Utilities				38,849,923
Multi-Utilities — 0.2%
San Diego Gas & Electric Co., First Mortgage Bonds	3.750%	6/1/47	700,000	547,096
San Diego Gas & Electric Co., Senior Secured Notes	1.700%	10/1/30	2,210,000	1,752,672
Total Multi-Utilities				2,299,768
Total Utilities				41,149,691
Total Corporate Bonds & Notes (Cost — $1,297,334,158)				1,140,235,549
U.S. Government & Agency Obligations — 2.4%
U.S. Government Obligations — 2.4%
U.S. Treasury Bonds	4.000%	11/15/42	9,720,000	9,519,525
U.S. Treasury Bonds	3.000%	8/15/52	9,749,000	8,035,309
U.S. Treasury Notes	4.500%	11/15/25	870,000	875,369
U.S. Treasury Notes	3.125%	8/31/27	720,000	692,578
U.S. Treasury Notes	3.875%	11/30/27	1,455,000	1,447,270
U.S. Treasury Notes	3.000%	7/31/29	670,000	617,094
U.S. Treasury Notes	2.750%	8/15/32	100,000	91,078
U.S. Treasury Notes	4.125%	11/15/32	8,915,000	9,099,568
Total U.S. Government & Agency Obligations (Cost — $31,397,856)				30,377,791
Sovereign Bonds — 2.0%
Argentina — 0.3%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	313,244	83,936
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	2,415,797	657,555
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	2,774,802	710,753
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23 then 6.375%)	5.250%	9/1/37	5,472,195	1,908,428	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	804,134	652,354	(a)
Total Argentina				4,013,026
Bermuda — 0.2%
Bermuda Government International Bond, Senior Notes	2.375%	8/20/30	2,400,000	2,036,489	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	43

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Chile — 0.0%††
Chile Government International Bond, Senior Notes	2.550%	7/27/33	550,000		$432,090
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	4.000%	2/26/24	1,430,000		1,403,187
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	620,000		457,791
Total Colombia					1,860,978
Indonesia — 0.0%††
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	200,000		190,430
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	800,000		728,620
Jordan — 0.2%
Jordan Government International Bond, Senior Notes	4.950%	7/7/25	3,170,000		3,048,380	(a)
Mexico — 0.5%
Mexican Bonos, Senior Notes	8.500%	11/18/38	101,170,000	MXN	4,917,309
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	1,200,000		906,154
Total Mexico					5,823,463
Panama — 0.1%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	2,010,000		1,495,953
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	780,000		647,189
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	1,020,000		994,903	(a)
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	1,480,000		1,358,273	(a)
Total Qatar					2,353,176
Russia — 0.0%††
Russian Federal Bond — OFZ	6.900%	5/23/29	101,293,000	RUB	370,835	*(h)
Supranational — 0.1%
Africa Finance Corp., Senior Notes	3.125%	6/16/25	606,000		566,392	(b)
African Export-Import Bank, Senior Notes	2.634%	5/17/26	1,010,000		909,000	(a)
Total Supranational					1,475,392

See Notes to Financial Statements.

44	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	910,000	$806,429	(a)
Total Sovereign Bonds (Cost — $31,450,820)				25,282,450
Senior Loans — 0.5%
Financials — 0.1%
Capital Markets — 0.1%
Allspring Buyer LLC, Term Loan (3 mo. USD LIBOR + 3.000%)	7.750%	11/1/28	1,346,823	1,330,997	(d)(i)(j)
Health Care — 0.1%
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., Incremental Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.188%	3/15/28	1,493,400	1,493,803	(d)(i)(j)
Industrials — 0.2%
Airlines — 0.2%
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	7.993%	10/20/27	1,200,000	1,225,428	(d)(i)(j)
United Airlines Inc., Term Loan B (3 mo. USD LIBOR + 3.750%)	8.108%	4/21/28	962,850	953,424	(d)(i)(j)
Total Industrials				2,178,852
Materials — 0.1%
Paper & Forest Products — 0.1%
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	6.134%	9/7/27	952,591	952,191	(d)(i)(j)
Schweitzer-Mauduit International Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	8.188%	4/20/28	423,550	400,255	(d)(i)(j)
Total Materials				1,352,446
Total Senior Loans (Cost — $6,355,028)				6,356,098
Municipal Bonds — 0.4%
Alabama — 0.0%††
Alabama State Economic Settlement Authority, BP Settlement Revenue, Series B	3.163%	9/15/25	345,000	334,009
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	730,280
Regents of the University of California Medical Center Pooled Revenue, Series N	3.006%	5/15/50	1,520,000	1,007,042
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series Q	4.132%	5/15/32	1,350,000	1,259,524
Total California				2,996,846

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	45

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Florida — 0.0%††
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	290,000	$239,626
New York — 0.1%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000	749,203
Ohio — 0.1%
American Municipal Power-Ohio Inc., Revenue, OH, Build America Bonds	7.499%	2/15/50	480,000	577,423
Total Municipal Bonds (Cost — $5,512,702)				4,897,107
Convertible Bonds & Notes — 0.3%
Communication Services — 0.2%
Media — 0.2%
DISH Network Corp., Senior Notes	2.375%	3/15/24	3,410,000	3,085,198
Financials — 0.1%
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust Inc., Senior Notes	4.750%	3/15/23	190,000	188,219
Blackstone Mortgage Trust Inc., Senior Notes	5.500%	3/15/27	1,140,000	976,837
Total Financials				1,165,056
Total Convertible Bonds & Notes (Cost — $4,483,054)				4,250,254
Asset-Backed Securities — 0.3%
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. USD LIBOR + 1.200%)	5.875%	11/20/30	1,790,000	1,743,517	(a)(d)
Navient Private Education Refi Loan Trust, 2020-DA A	1.690%	5/15/69	280,497	252,347	(a)
SoFi Professional Loan Program Trust, 2020-A A2FX	2.540%	5/15/46	1,138,970	1,031,673	(a)
Total Asset-Backed Securities (Cost — $3,254,392)				3,027,537
Collateralized Mortgage Obligations (k) — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 M2 (1 mo. USD LIBOR + 1.700%)	6.089%	1/25/50	391,891	390,823	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M3 (1 mo. USD LIBOR + 3.600%)	7.989%	4/25/24	1,110,628	1,124,116	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M2 (1 mo. USD LIBOR + 3.000%)	7.389%	7/25/24	1,189,879	1,212,820	(d)
Total Collateralized Mortgage Obligations (Cost — $2,702,801)				2,727,759

See Notes to Financial Statements.

46	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Preferred Stocks — 0.2%
Financials — 0.2%
Banks — 0.1%
KeyCorp, Non Voting Shares (6.200% to 12/15/27 then 5 year Treasury Constant Maturity Rate + 3.132%)	6.200%	74,299	$1,822,554	(d)
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%)	7.796%	15,675	350,728	(d)
Lincoln National Corp.	9.000%	9,750	265,883
Prudential Financial Inc.	5.950%	9,800	237,356
Total Insurance			853,967
Total Preferred Stocks (Cost — $2,737,943)			2,676,521
Total Investments before Short-Term Investments (Cost — $1,385,228,754)			1,219,831,066
Short-Term Investments — 1.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $12,482,788)	4.244%	12,482,788	12,482,788	(l)(m)
Total Investments — 98.2% (Cost — $1,397,711,542)			1,232,313,854
Other Assets in Excess of Liabilities — 1.8%			22,620,978
Total Net Assets — 100.0%			$1,254,934,832

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	47

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	The coupon payment on this security is currently in default as of December 31, 2022.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Rate shown is one-day yield as of the end of the reporting period.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2022, the total market value of investments in Affiliated Companies was $12,482,788 and the cost was $12,482,788 (Note 8).

See Notes to Financial Statements.

48	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

EUR	— Euro

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PJSC	— Private Joint Stock Company

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	108	3/23	$22,152,843	$22,148,438	$(4,405)
U.S. Treasury 5-Year Notes	2,315	3/23	250,181,693	249,857,232	(324,461)
U.S. Treasury Long-Term Bonds	86	3/23	10,897,530	10,779,562	(117,968)
U.S. Treasury Ultra 10-Year Notes	108	3/23	12,838,094	12,774,375	(63,719)
U.S. Treasury Ultra Long-Term Bonds	493	3/23	66,409,297	66,216,062	(193,235)
					(703,788)
Contracts to Sell:
Euro-Bund	4	3/23	605,955	569,179	36,776
U.S. Treasury 10-Year Notes	276	3/23	31,147,608	30,993,939	153,669
United Kingdom Long Gilt Bonds	35	3/23	4,453,411	4,227,094	226,317
					416,762
Net unrealized depreciation on open futures contracts					$(287,026)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	49

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

At December 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	67,770,000	USD	3,326,298	Bank of America N.A.	1/18/23	$138,780
USD	5,386,513	GBP	4,680,566	Goldman Sachs Group Inc.	1/18/23	(275,027)
BRL	9,041,115	USD	1,691,193	JPMorgan Chase & Co.	1/18/23	14,622
USD	2,979	EUR	3,000	JPMorgan Chase & Co.	1/18/23	(236)
EUR	8,080,256	USD	8,118,556	Morgan Stanley & Co. Inc.	1/18/23	542,535
USD	3,167	EUR	3,000	Morgan Stanley & Co. Inc.	1/18/23	(48)
USD	6,260	EUR	6,000	Morgan Stanley & Co. Inc.	1/18/23	(172)
Total						$420,454

Abbreviation(s) used in this table:

BRL	— Brazilian Real

EUR	— Euro

GBP	— British Pound

MXN	— Mexican Peso

USD	— United States Dollar

At December 31, 2022, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Volkswagen International Finance NV, 0.875%, due 1/16/23)	4,500,000	EUR	12/20/24	0.929%	1.000% quarterly	$6,493	$21,371	$(14,878)

See Notes to Financial Statements.

50	Western Asset Corporate Bond Fund 2022 Annual Report

Western Asset Corporate Bond Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Daimler AG, 1.400%, due 1/12/24)	4,500,000	EUR	12/20/24	0.489%	1.000% quarterly	$(47,287)	$(40,774)	$(6,513)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.38 Index	$26,155,800	6/20/27	5.000% quarterly	$(540,549)	$93,287	$(633,836)
Markit CDX.NA.HY.39 Index	12,480,000	12/20/27	5.000% quarterly	(72,684)	(78,127)	5,443
Markit CDX.NA.IG.38 Index	52,980,000	6/20/27	5.000% quarterly	(555,820)	(326,742)	(229,078)
Markit CDX.NA.IG.39 Index	36,450,000	12/20/27	1.000% quarterly	(290,509)	(86,159)	(204,350)
Total	$128,065,800			$(1,459,562)	$(397,741)	$(1,061,821)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	51

Schedule of investments (cont’d)

December 31, 2022

Western Asset Corporate Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

EUR	— Euro

See Notes to Financial Statements.

52	Western Asset Corporate Bond Fund 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $1,385,228,754)	$1,219,831,066
Investments in affiliated securities, at value (Cost — $12,482,788)	12,482,788
Foreign currency, at value (Cost — $1,349,041)	1,364,756
Cash	1,767,642
Interest receivable	13,911,275
Deposits with brokers for open futures contracts	7,236,062
Deposits with brokers for centrally cleared swap contracts	3,379,075
Receivable for Fund shares sold	1,550,597
Unrealized appreciation on forward foreign currency contracts	695,937
Foreign currency collateral for open futures contracts, at value (Cost — $650,097)	671,931
Receivable from brokers — net variation margin on centrally cleared swap contracts	123,175
Deposits with brokers for OTC derivatives	80,000
Dividends receivable from affiliated investments	38,533
OTC swaps, at value (premiums paid — $21,371)	6,493
Other assets	1,226
Prepaid expenses	38,755
Total Assets	1,263,179,311

Liabilities:
Payable for Fund shares repurchased	3,484,786
Payable for securities purchased	2,758,731
Payable to brokers — net variation margin on open futures contracts	443,818
Investment management fee payable	431,028
Unrealized depreciation on forward foreign currency contracts	275,483
Distributions payable	263,981
Service and/or distribution fees payable	67,993
OTC swaps, at value (premiums received — $40,774)	47,287
Trustees’ fees payable	6,247
Accrued expenses	465,125
Total Liabilities	8,244,479
Total Net Assets	$1,254,934,832

Net Assets:
Par value (Note 7)	$1,193
Paid-in capital in excess of par value	1,516,154,819
Total distributable earnings (loss)	(261,221,180)
Total Net Assets	$1,254,934,832

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	53

Statement of assets and liabilities (cont’d)

December 31, 2022

Net Assets:
Class A	$252,734,237
Class C	$10,345,664
Class C1	$235,560
Class I	$981,782,902
Class P	$9,836,469

Shares Outstanding:
Class A	24,028,351
Class C	983,726
Class C1	22,540
Class I	93,353,116
Class P	936,195

Net Asset Value:
Class A (and redemption price)	$10.52
Class C*	$10.52
Class C1*	$10.45
Class I (and redemption price)	$10.52
Class P (and redemption price)	$10.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$10.93

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

54	Western Asset Corporate Bond Fund 2022 Annual Report

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$53,189,919
Dividends from unaffiliated investments	149,770
Dividends from affiliated investments	188,031
Less: Foreign taxes withheld	(381,240)
Total Investment Income	53,146,480

Expenses:
Investment management fee (Note 2)	5,946,742
Transfer agent fees (Note 5)	1,676,576
Service and/or distribution fees (Notes 2 and 5)	865,685
Registration fees	146,873
Fund accounting fees	82,327
Audit and tax fees	43,048
Legal fees	42,426
Shareholder reports	35,747
Trustees’ fees	29,416
Commitment fees (Note 9)	11,351
Insurance	6,191
Custody fees	4,249
Miscellaneous expenses	12,540
Total Expenses	8,903,171
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(533,601)
Net Expenses	8,369,570
Net Investment Income	44,776,910

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(68,506,748)
Futures contracts	(13,030,590)
Swap contracts	(227,513)
Forward foreign currency contracts	21,680
Foreign currency transactions	(83,633)
Net Realized Loss	(81,826,804)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(207,374,172)
Futures contracts	(613,388)
Swap contracts	(1,264,285)
Forward foreign currency contracts	507,770
Foreign currencies	27,089
Change in Net Unrealized Appreciation (Depreciation)	(208,716,986)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(290,543,790)
Decrease in Net Assets From Operations	$(245,766,880)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	55

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$44,776,910	$31,195,546
Net realized gain (loss)	(81,826,804)	6,856,899
Change in net unrealized appreciation (depreciation)	(208,716,986)	(39,588,703)
Decrease in Net Assets From Operations	(245,766,880)	(1,536,258)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(49,854,362)	(44,623,540)
Decrease in Net Assets From Distributions to Shareholders	(49,854,362)	(44,623,540)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	568,282,864	881,633,151
Reinvestment of distributions	47,190,543	40,733,520
Cost of shares repurchased	(539,893,998)	(466,218,653)
Increase in Net Assets From Fund Share Transactions	75,579,409	456,148,018
Increase (Decrease) in Net Assets	(220,041,833)	409,988,220

Net Assets:
Beginning of year	1,474,976,665	1,064,988,445
End of year	$1,254,934,832	$1,474,976,665

See Notes to Financial Statements.

56	Western Asset Corporate Bond Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.11	$13.67	$12.90	$11.72	$12.63

Income (loss) from operations:
Net investment income	0.35	0.32	0.38	0.43	0.44
Net realized and unrealized gain (loss)	(2.55)	(0.43)	0.98	1.24	(0.90)
Total income (loss) from operations	(2.20)	(0.11)	1.36	1.67	(0.46)

Less distributions from:
Net investment income	(0.38)	(0.35)	(0.43)	(0.46)	(0.45)
Net realized gains	(0.01)	(0.10)	(0.16)	(0.03)	—
Total distributions	(0.39)	(0.45)	(0.59)	(0.49)	(0.45)

Net asset value, end of year	$10.52	$13.11	$13.67	$12.90	$11.72
Total return[2]	(16.86)%	(0.72)%	10.80%	14.40%	(3.66)%

Net assets, end of year (millions)	$253	$329	$328	$271	$228

Ratios to average net assets:
Gross expenses	0.89%	0.87%	0.91%	0.93%	0.96%
Net expenses[3,4]	0.89	0.87	0.90	0.93	0.95
Net investment income	3.11	2.40	2.92	3.40	3.63

Portfolio turnover rate	79%	63%	98%	84%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	57

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.11	$13.66	$12.90	$11.72	$12.63

Income (loss) from operations:
Net investment income	0.27	0.23	0.29	0.34	0.36
Net realized and unrealized gain (loss)	(2.54)	(0.42)	0.97	1.24	(0.90)
Total income (loss) from operations	(2.27)	(0.19)	1.26	1.58	(0.54)

Less distributions from:
Net investment income	(0.31)	(0.26)	(0.34)	(0.37)	(0.37)
Net realized gains	(0.01)	(0.10)	(0.16)	(0.03)	—
Total distributions	(0.32)	(0.36)	(0.50)	(0.40)	(0.37)

Net asset value, end of year	$10.52	$13.11	$13.66	$12.90	$11.72
Total return[2]	(17.42)%	(1.41)%	10.06%	13.65%	(4.29)%

Net assets, end of year (000s)	$10,346	$14,032	$14,328	$9,622	$8,885

Ratios to average net assets:
Gross expenses	1.56%	1.56%	1.57%	1.59%	1.61%
Net expenses[3]	1.56 [4]	1.56 [4]	1.57 [4]	1.59 [4]	1.61
Net investment income	2.42	1.72	2.24	2.74	2.97

Portfolio turnover rate	79%	63%	98%	84%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

58	Western Asset Corporate Bond Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.03	$13.58	$12.82	$11.65	$12.55

Income (loss) from operations:
Net investment income	0.29	0.25	0.32	0.38	0.38
Net realized and unrealized gain (loss)	(2.53)	(0.42)	0.97	1.23	(0.88)
Total income (loss) from operations	(2.24)	(0.17)	1.29	1.61	(0.50)

Less distributions from:
Net investment income	(0.33)	(0.28)	(0.37)	(0.41)	(0.40)
Net realized gains	(0.01)	(0.10)	(0.16)	(0.03)	—
Total distributions	(0.34)	(0.38)	(0.53)	(0.44)	(0.40)

Net asset value, end of year	$10.45	$13.03	$13.58	$12.82	$11.65
Total return[2]	(17.21)%	(1.20)%	10.24%	13.98%	(4.02)%

Net assets, end of year (000s)	$236	$324	$979	$1,514	$7,091

Ratios to average net assets:
Gross expenses	1.84%	1.61%	1.48%	1.37%	1.37%
Net expenses[3,4]	1.40	1.40	1.40	1.37	1.37
Net investment income	2.62	1.93	2.46	3.07	3.21

Portfolio turnover rate	79%	63%	98%	84%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	59

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.11	$13.67	$12.90	$11.72	$12.63

Income (loss) from operations:
Net investment income	0.39	0.36	0.43	0.46	0.47
Net realized and unrealized gain (loss)	(2.55)	(0.42)	0.98	1.25	(0.89)
Total income (loss) from operations	(2.16)	(0.06)	1.41	1.71	(0.42)

Less distributions from:
Net investment income	(0.42)	(0.40)	(0.48)	(0.50)	(0.49)
Net realized gains	(0.01)	(0.10)	(0.16)	(0.03)	—
Total distributions	(0.43)	(0.50)	(0.64)	(0.53)	(0.49)

Net asset value, end of year	$10.52	$13.11	$13.67	$12.90	$11.72
Total return[2]	(16.57)%	(0.40)%	11.19%	14.68%	(3.27)%

Net assets, end of year (millions)	$982	$1,118	$706	$467	$173

Ratios to average net assets:
Gross expenses	0.60%	0.59%	0.61%	0.62%	0.65%
Net expenses[3]	0.55 [4]	0.55 [4]	0.55 [4]	0.60 [4]	0.65
Net investment income	3.48	2.69	3.27	3.69	3.94

Portfolio turnover rate	79%	63%	98%	84%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective November 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. From March 31, 2017 through November 12, 2019, the expense limitation was 0.65%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

60	Western Asset Corporate Bond Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.09	$13.65	$12.89	$11.71	$12.61

Income (loss) from operations:
Net investment income	0.33	0.29	0.37	0.41	0.42
Net realized and unrealized gain (loss)	(2.54)	(0.42)	0.96	1.24	(0.89)
Total income (loss) from operations	(2.21)	(0.13)	1.33	1.65	(0.47)

Less distributions from:
Net investment income	(0.36)	(0.33)	(0.41)	(0.44)	(0.43)
Net realized gains	(0.01)	(0.10)	(0.16)	(0.03)	—
Total distributions	(0.37)	(0.43)	(0.57)	(0.47)	(0.43)

Net asset value, end of year	$10.51	$13.09	$13.65	$12.89	$11.71
Total return[2]	(16.98)%	(1.01)%	10.63%	14.22%	(3.74)%

Net assets, end of year (000s)	$9,836	$13,586	$16,119	$43,964	$44,232

Ratios to average net assets:
Gross expenses	1.09%	1.09%	1.08%	1.10%	1.11%
Net expenses[3,4]	1.09	1.09	1.08	1.10	1.11
Net investment income	2.90	2.19	2.85	3.24	3.46

Portfolio turnover rate	79%	63%	98%	84%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class P shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2022 Annual Report	61

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

62	Western Asset Corporate Bond Fund 2022 Annual Report

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Corporate Bond Fund 2022 Annual Report	63

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$370,035,273	$3,143,875	$373,179,148
Other Corporate Bonds & Notes	—	767,056,401	—	767,056,401
U.S. Government & Agency Obligations	—	30,377,791	—	30,377,791
Sovereign Bonds	—	25,282,450	—	25,282,450
Senior Loans	—	6,356,098	—	6,356,098
Municipal Bonds	—	4,897,107	—	4,897,107
Convertible Bonds & Notes	—	4,250,254	—	4,250,254
Asset-Backed Securities	—	3,027,537	—	3,027,537
Collateralized Mortgage Obligations	—	2,727,759	—	2,727,759
Preferred Stocks:
Financials	$2,325,793	350,728	—	2,676,521
Total Long-Term Investments	2,325,793	1,214,361,398	3,143,875	1,219,831,066
Short-Term Investments†	12,482,788	—	—	12,482,788
Total Investments	$14,808,581	$1,214,361,398	$3,143,875	$1,232,313,854

64	Western Asset Corporate Bond Fund 2022 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$416,762	—	—	$416,762
Forward Foreign Currency Contracts††	—	$695,937	—	695,937
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	6,493	—	6,493
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	5,443	—	5,443
Total Other Financial Instruments	$416,762	$707,873	—	$1,124,635
Total	$15,225,343	$1,215,069,271	$3,143,875	$1,233,438,489

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$703,788	—	—	$703,788
Forward Foreign Currency Contracts††	—	$275,483	—	275,483
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	47,287	—	47,287
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	1,067,264	—	1,067,264
Total	$703,788	$1,390,034	—	$2,093,822

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received

Western Asset Corporate Bond Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are

66	Western Asset Corporate Bond Fund 2022 Annual Report

settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2022, the total notional value of all credit default swaps to sell protection was EUR 4,500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

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Notes to financial statements (cont’d)

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance

68	Western Asset Corporate Bond Fund 2022 Annual Report

by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

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Notes to financial statements (cont’d)

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

70	Western Asset Corporate Bond Fund 2022 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2022, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $322,770. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $80,000, which could be used to reduce the required payment.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

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Notes to financial statements (cont’d)

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

72	Western Asset Corporate Bond Fund 2022 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class P shares did not exceed 0.95%, 1.70%, 1.40%, 0.55% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $533,601, which included an affiliated money market fund waiver of $20,912.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class C1	Class I
Expires December 31, 2023	$1,230	$325,990
Expires December 31, 2024	1,067	511,131
Total fee waivers/expense reimbursements subject to recapture	$2,297	$837,121

For the year ended December 31, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive

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Notes to financial statements (cont’d)

distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. Class C and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$31,757
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$722,684,632	$378,997,279
Sales	665,846,877	338,617,217

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,409,788,878	$4,815,305	$(182,290,329)	$(177,475,024)
Futures contracts	—	416,762	(703,788)	(287,026)
Forward foreign currency contracts	—	695,937	(275,483)	420,454
Swap contracts	(417,144)	5,443	(1,088,655)	(1,083,212)

74	Western Asset Corporate Bond Fund 2022 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$416,762	—	—	$416,762
Forward foreign currency contracts	—	$695,937	—	695,937
OTC swap contracts[3]	—	—	$6,493	6,493
Centrally cleared swap contracts[4]	—	—	5,443	5,443
Total	$416,762	$695,937	$11,936	$1,124,635

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$703,788	—	—	$703,788
Forward foreign currency contracts	—	$275,483	—	275,483
OTC swap contracts[3]	—	—	$47,287	47,287
Centrally cleared swap contracts[4]	—	—	1,067,264	1,067,264
Total	$703,788	$275,483	$1,114,551	$2,093,822

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Corporate Bond Fund 2022 Annual Report	75

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(13,030,590)	—	—	$(13,030,590)
Swap contracts	—	—	$(227,513)	(227,513)
Forward foreign currency contracts	—	$21,680	—	21,680
Total	$(13,030,590)	$21,680	$(227,513)	$(13,236,423)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(613,388)	—	—	$(613,388)
Swap contracts	—	—	$(1,264,285)	(1,264,285)
Forward foreign currency contracts	—	$507,770	—	507,770
Total	$(613,388)	$507,770	$(1,264,285)	$(1,369,903)

During the year ended December 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$336,896,443
Futures contracts (to sell)	104,574,317
Forward foreign currency contracts (to buy)	14,661,122
Forward foreign currency contracts (to sell)	6,165,532

Average Notional Balance
Credit default swap contracts (buy protection)	$42,601,855
Credit default swap contracts (sell protection)	29,593,625

76	Western Asset Corporate Bond Fund 2022 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$138,780	—	$138,780	—	$138,780
Goldman Sachs Group Inc.	—	$(275,027)	(275,027)	—	(275,027)
JPMorgan Chase & Co.	14,622	(236)	14,386	—	14,386
Morgan Stanley & Co. Inc.	549,028	(47,507)	501,521	$47,507	549,028
Total	$702,430	$(322,770)	$379,660	$47,507	$427,167

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$695,413	†	$441,947
Class C	113,286		9,081
Class C1	1,711		1,602
Class I	—		1,211,501
Class P	55,275		12,445
Total	$865,685		$1,676,576

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2022, the service and/or distribution fees reimbursed amounted to $491 for Class A shares.

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Notes to financial statements (cont’d)

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,001
Class C	186
Class C1	1,071
Class I	527,164
Class P	179
Total	$533,601

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class A	$9,434,586	$8,707,075
Class C	306,701	286,483
Class C1	7,213	12,801
Class I	38,477,388	24,912,110
Class P	351,905	367,767
Total	$48,577,793	$34,286,236

Net Realized Gains:
Class A	$258,558	$2,584,372
Class C	10,583	113,671
Class C1	225	4,044
Class I	997,023	7,517,856
Class P	10,180	117,361
Total	$1,276,569	$10,337,304

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

78	Western Asset Corporate Bond Fund 2022 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,781,603	$31,899,824	4,100,086	$54,454,489
Shares issued on reinvestment	850,419	9,414,730	830,047	10,996,560
Shares repurchased	(4,716,659)	(53,203,896)	(3,807,419)	(50,507,715)
Net increase (decrease)	(1,084,637)	$(11,889,342)	1,122,714	$14,943,334

Class C
Shares sold	175,007	$1,926,811	291,537	$3,893,561
Shares issued on reinvestment	24,362	268,989	25,001	331,117
Shares repurchased	(286,340)	(3,202,045)	(294,335)	(3,902,379)
Net increase (decrease)	(86,971)	$(1,006,245)	22,203	$322,299

Class C1
Shares sold	1,748	$19,545	2,681	$35,761
Shares issued on reinvestment	678	7,421	1,265	16,654
Shares repurchased	(4,746)	(59,612)	(51,199)	(679,406)
Net decrease	(2,320)	$(32,646)	(47,253)	$(626,991)

Class I
Shares sold	46,548,368	$533,887,768	62,305,825	$822,841,711
Shares issued on reinvestment	3,364,573	37,153,089	2,183,695	28,924,719
Shares repurchased	(41,853,686)	(481,347,010)	(30,831,662)	(408,370,357)
Net increase	8,059,255	$89,693,847	33,657,858	$443,396,073

Class P
Shares sold	48,758	$548,916	30,777	$407,629
Shares issued on reinvestment	31,343	346,314	35,096	464,470
Shares repurchased	(181,539)	(2,081,435)	(208,901)	(2,758,796)
Net decrease	(101,438)	$(1,186,205)	(143,028)	$(1,886,697)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Corporate Bond Fund 2022 Annual Report	79

Notes to financial statements (cont’d)

all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$101,823,194	$668,442,040	668,442,040	$757,782,446	757,782,446

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$188,031	—	$12,482,788

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2022.

80	Western Asset Corporate Bond Fund 2022 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$48,578,922	$38,968,897
Net long-term capital gains	1,275,440	5,654,643
Total distributions paid	$49,854,362	$44,623,540

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$343,606
Deferred capital losses*	(83,029,807)
Other book/tax temporary differences(a)	(149,294)
Unrealized appreciation (depreciation)(b)	(178,385,685)
Total distributable earnings (loss) — net	$(261,221,180)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the accrual of interest income on securities in default.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not

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Notes to financial statements (cont’d)

known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the

82	Western Asset Corporate Bond Fund 2022 Annual Report

most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At December 31, 2022, the Fund had 0.03% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset Corporate Bond Fund 2022 Annual Report	83

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Corporate Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

84	Western Asset Corporate Bond Fund 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012); and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Corporate Bond Fund	85

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

86	Western Asset Corporate Bond Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); and Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (2012 to 2022); and Edison International (since 2011)

Western Asset Corporate Bond Fund	87

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Berkshire Hathaway, Inc. (since 1997); and Director of Provivi, Inc. (since 2017)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	127
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

88	Western Asset Corporate Bond Fund

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Corporate Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

90	Western Asset Corporate Bond Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Corporate Bond Fund	91

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$1,275,440
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$31,063,501
Section 163(j) Interest Earned	§163(j)	$51,053,514
Interest Earned from Federal Obligations	Note (1)	$499,061

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

92	Western Asset Corporate Bond Fund

Western Asset

Corporate Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC,

FD00317 2/23 SR23-4608

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,623 in December 31, 2021 and $124,686 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $40,000 in December 31, 2021 and $30,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in December 31, 2021 and $350,359 in December 31, 2022.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 22, 2023